UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	November 16, 2005
(November 29, 2005)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

As previously reported, on June 6, 2005, ("PNMR" or the "Company") completed the acquisition of TNP Enterprises, Inc. ("TNP").    The purchase price was based on an estimated purchase price in accordance with the Stock Purchase Agreement, by and between PNMR and SW Acquisition, L.P. ("SW Acquisition").  Pursuant to the Stock Purchase Agreement, PNMR provided SW Acquisition its proposed final purchase price, reflecting a reduction from the estimated purchase price.  SW Acquisition objected to PNMR's proposed final purchase price.    The parties reached a settlement of the lawsuit on November 16, 2005, subject to certain conditions, all of which were satisfied by November 22, 2005.

PNMR issued a press release announcing the significant details of its settlement with SW Acquisition.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item  9.01    Financial Statements and Exhibits.

(c)           Exhibits:

Exhibit Number        Description

99.1                                  Press Release dated November 29, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: November 29, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

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Exhibit 99.1

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